UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1775 I STREET, N.W., WASHINGTON, DC	20006-2401
(Address of principal executive offices)	(Zip code)

José Luis Gómez Pimienta

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to:

Sander M. Bieber

Dechert LLP

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

Registrant’s telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2007

Date of reporting period: October 31, 2007

Item 1.	Reports to Stockholders.

A copy of the Registrant’s annual report to stockholders for the period ending October 31, 2007 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

The Mexico Fund, Inc.

Directors:

Emilio Carrillo Gamboa — Chairman

Eugenio Clariond Reyes-Retana

José Luis Gómez Pimienta

Claudio X. González

Robert L. Knauss

Jaime Serra Puche

Marc J. Shapiro

Officers:

José Luis Gómez Pimienta — President

Samuel García-Cuéllar — Secretary

Alberto Osorio — Treasurer

Carlos H. Woodworth — Corporate Governance

Vice President,

Chief Compliance Officer

Eduardo Solano — Investor Relations

Vice President

Sander M. Bieber — Assistant Secretary

Investment Adviser —

Impulsora del Fondo México, S.C.

Custodian —

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar —

American Stock Transfer & Trust Company

Counsel —

Dechert LLP

Creel, García-Cuéllar y Müggenburg, S.C.

Independent Registered Public Accounting Firm —

PricewaterhouseCoopers LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico Fund, Inc.

Annual Report

October 31, 2007

www.themexicofund.com

INSERT TO THE ANNUAL REPORT OF THE MEXICO FUND, INC.

The Report of the Independent Registered Public Accounting Firm (the “Report”) contained in the Annual Report is dated incorrectly. Below please find the correctly dated Report. Please disregard the Report as contained in the Annual Report.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Mexico Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Mexico Fund, Inc. (the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2007

The Mexico Fund, Inc.

Annual Report

October 31, 2007

Highlights

•	The Fund’s fiscal year 2007 ended on October 31, 2007.

•

During fiscal 2007, the Fund’s market price and net asset value (NAV) per share registered total returns of 37.0% and 40.3%, respectively, compared with increases of 37.4% and 37.3% registered by the IFCG Mexico and IPC indices, respectively.

•	At the end of this period, the discount between the Fund’s market price and NAV per share was 11.8%, compared with 13.0% at the end of fiscal 2006.

•

The Board of Directors has declared, for the third consecutive year, the payment of the Fund’s largest dividend distribution per share since its inception in June 1981. The Board has declared a stock dividend of $5.1443 per share, which stockholders may request be paid in cash, and a cash dividend of $0.8975 per share. Together, these two dividend distributions are equivalent to 13.37% of the Fund’s market price and to 11.79% of its net asset value per share as of the Fund’s fiscal year end, October 31, 2007.

•

On November 21, 2007, the Fund filed with the Securities and Exchange Commission an application for exemptive relief to permit the Fund to distribute long-term capital gains more frequently than once a year. This exemption would allow the Fund to make long-term capital gains distributions to stockholders as often as monthly. If its application is approved, and based upon information currently available, the Board of Directors intends to implement a Managed Distribution Plan with quarterly distributions to stockholders equivalent to 12% per annum of the Fund’s net asset value per share.

•	The Fund’s ratio of total expenses to average net assets has been decreasing over the past four years, from 1.92% during fiscal 2003 to 1.07% during fiscal 2007.

•

The Mexican Congress approved tax reforms proposed by President Felipe Calderón Hinojosa, which are based on a flat corporate tax rate and are intended to boost tax collections and reduce tax evasion and the dependence of the government’s finances on oil revenues.

•	Mexico’s gross domestic product (GDP) increased 4.8% during 2006 and 3.7% during the third quarter of 2007, and is expected by analysts to grow 3.2% during 2007.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc.

To Our Stockholders:

We present to you the Fund’s 2007 Annual Report. The stabilization of the Mexican economy and the Fund’s investment strategy produced favorable performance in the Fund’s market price and net asset value (NAV) per share. In this Report, we summarize the period’s prevailing economic, political and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this Report useful and informative.

Economic and Political Environment

The Mexican economy continued to show signs of stability during the first year of office of President Felipe Calderón. According to official sources, Mexico’s gross domestic product (GDP) increased 4.8% during 2006 and 3.7% during the third quarter of 2007. The Mexican and US economies are strongly correlated, mainly through trade, remittances, financial services and tourism, and the deceleration of the US economy has affected the growth of the Mexican economy. Developments in the US sub prime mortgage market also impacted Mexican financial markets and resulted in higher volatility on the Mexican Stock Exchange and in the currency market. However, figures released by US authorities indicate the US GDP grew 3.0% during the first nine months of 2007, suggesting that, until now, the impact of this crisis has been minimal in the real economy. Mexico does not have a sub-prime mortgage market, and analysts surveyed by Mexico’s central bank estimate that Mexican GDP will grow 3.2% during 2007, and 3.4% during 2008.

Mexico’s inflation rates continue to remain under control. According to information prepared by Banco de Mexico, the Central Bank, for the year ended on October 31, 2007, the Mexican inflation rate amounted to 3.74%. The Central Bank continues to implement the necessary measures to contain inflation and, at the end of October 2007, it increased the reference interest rate by 25 basis points to 7.50% in order to compensate for recent inflationary pressures coming mainly from high prices of agricultural products. Private sector analysts surveyed by the Central Bank during November 2007 estimate that annual inflation rate will be 3.85% by the end of 2007 and that it will remain at similar levels during next year and slightly decrease to 3.65% towards the end of 2009. Mexico’s interest rates reacted to the increase in the reference interest rate and the 28-day Cetes increased to levels near 7.50%. However, a small spread between short- and long-term Mexican debt instruments persists, as the 30-year government bonds pay 8.1%, suggesting continued confidence of domestic and international investors towards Mexico. At the same time, Mexico’s country risk, measured by the spread between the yields of Mexican sovereign debt instruments traded abroad and US Treasury bonds, was 107 basis points (1.07%) at the end of October 2007, the lowest of Latin America, and it reached a new historical minimum level of 68 basis points (0.68%) in May 2007. Private sector analysts estimate that interest rates will be relatively stable during the rest of 2007 and 2008, projected at 7.47% and 7.38%, respectively, at the end of each year.

The recent significant increase of international oil prices and the stable flow of dollars sent to Mexico by Mexicans living abroad, mostly in the United States, continued to contribute to the relative strength of the Mexican peso. Although the currency market experienced some volatility during this fiscal year, the exchange rate of the peso against the US dollar remained almost unchanged and it ended October 31, 2007 at Ps. 10.7023, marginally lower than one year earlier. During the first nine months of calendar 2007, remittances sent to Mexico from Mexicans living abroad amounted to $18.2 billion, a similar level to that of the same period of 2006, while oil exports slightly decreased during the same period to $30.10 billion. After the end of this fiscal period, international oil prices increased significantly, and the price of the Mexican oil mix increased to a record level of around $82 dollars per barrel during the first days of November 2007. Analysts estimate that the exchange rate will continue to be relatively stable, estimated at Ps. 10.90 and Ps. 11.17 at the end of 2007 and 2008, respectively.

Management Discussion of Fund’s Performance and Portfolio Strategy

Throughout fiscal 2007, one of the main concerns of investors was tax reform. President Felipe Calderón Hinojosa submitted a proposal which was finally approved during September 2007. Most important of all, the final terms of the tax reforms do not modify the current value added tax scheme, but rather are intended to increase the current tax base through the incorporation of a flat corporate tax rate (referred to as IETU for its Spanish initials). The IETU starts at 16.5% in 2008, increases to 17.0% in 2009 and will be 17.5% from the year 2010. The tax reforms are expected to increase tax resources from their current level of 10.2% of GDP to 12.4% of GDP by the year 2012. The tax reforms are intended to reduce the country’s dependence on oil revenues, which currently represent approximately one third of the government’s total revenues.

In addition to the tax reforms, the Mexican Congress approved during fiscal 2007 the New Law of the Social Security Institute for State Workers, and Electoral Reform. The positive news derived from the political environment, the stability of the Mexican economy and the positive financial results of listed companies allowed for a continuation of the Mexican Bolsa rally. The Fund was able to capitalize on the results of its strategy of investing in leading Mexican corporations as well as attractive and growth-oriented small- and medium-capitalization companies. During this period, the Fund’s market price and NAV per share registered total returns of 37.0% and 40.3%, respectively, increasing to $45.20 and $51.23, respectively. These figures compare with 37.4% for the IFCG Mexico Index, 37.3% for the Bolsa IPC Index, 29.5% for the Morgan Stanley Capital International Index and 43.8% for the Bolsa Index of Medium Size Companies.

During the period that covers this Report, Mexican listed companies continued reporting strong financial results. For the first nine months of calendar 2007, compared with the same period of 2006, sales of listed companies increased 11.4%, EBITDA1 increased 13.7% and net income grew 4.7%. The average Price Earnings Ratio (PER) of the market increased from 14.5 times at the end of fiscal 2006, to 17.9 times at the end of October 2007 while the price to book value increased from 3.0 times to 3.3 times during the same period.2

The Fund’s five portfolio holdings that contributed the most to the growth of the Fund’s NAV during this fiscal 2007 were: América Móvil (AMX), Grupo México (GMexico), Empresas Ica (ICA), Axtel and Mexichem, which together accounted for 44.77% of the Fund’s net assets as of the end of October 2007. These five issuers provided 62.39% of the total return of the Fund’s NAV during this period. AMX provides telecommunications services in Mexico and Latin America; GMexico is a mining company; ICA is dedicated to infrastructure and housing projects; Axtel provides telecommunications services, mostly fixed lines and Mexichem is a chemical company. During this fiscal year, the market prices of these five issuers increased 53.0%, 175.4%, 102.4%, 263.8% and 187.4%, respectively. Two other important contributors to the Fund’s NAV performance were América Telecom (Amtel), which merged into AMX in January 2007, and Grupo Urbi Desarrollos Urbanos (Urbi), a housing construction company. The market prices of these two issuers increased 17.5% and 26.4%, respectively.

Until recently, companies listed on the Mexican Stock Exchange were organized under Mexican law. Lately, companies organized outside of Mexico have listed on the Mexican Stock Exchange, a consequence of the increasing globalization of the Mexican economy and its securities market. Be-

[1]	EBITDA refers to earnings before interests, taxes, depreciation and amortization.
[2]	Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.

cause the Fund’s investment adviser believes some of these issuers may present attractive investment opportunities, the Fund’s Board of Directors approved an investment policy permitting the Fund to invest in securities of issuers listed on the Mexican Stock Exchange that are not organized in Mexico, provided that such issuers or their subsidiaries have a business presence in Mexico, and that, in the aggregate, they do not account for more than 20% of the Fund’s NAV. Consistent with this policy, the Fund held in its portfolio shares of Tenaris, with positive results. Tenaris is a company operating in Mexico but organized in Luxembourg, which is listed on several stock exchanges, including the Mexican Stock Exchange. During fiscal 2007, the market price of Tenaris, which represented 2.58% of the Fund’s net assets, increased by 41.2%.

Of the 33 equity issuers included in the Fund’s portfolio at the end of October 2007, only three experienced negative total returns during fiscal 2007. These companies were Corporación Geo (Geo), which is dedicated to housing projects and represented 1.15% of net assets; Dine, a company dedicated to tourism and residential projects, and that represented 0.98% of net assets; and Maxcom Telecommunications (Maxcom), a company recently listed on the Bolsa which is dedicated to telecommunications services. The market prices of these three companies decreased 20.5%, 2.3% and 5.4%, respectively.

At the closing of October 2007, the Fund had 19,026,253 outstanding shares, with total net assets of $974.75 million. The total number of Fund shares traded on all US consolidated markets during fiscal 2007 was 11.10 million shares. The discount between the Fund’s market price and NAV ended October 2007 at 11.77%, compared with 13.01% at the end of fiscal 2006. The Board of Directors continues to closely monitor the Fund’s expenses, and the Fund’s ratio of total expenses to average net assets has been decreasing over the past four years, from 1.92% during fiscal 2003 to 1.07% during fiscal 2007.

The following chart shows the Fund’s portfolio composition by sector, expressed as a percentage of the Fund’s net assets. More detailed information about the Fund’s portfolio is available below in this report.

Portfolio Composition by Sector

% of Net Assets

October 31, 2007

Discount Reduction Efforts

On a regular basis, the Board of Directors closely analyzes the Fund’s discount levels and considers different alternatives to try to mitigate it. On November 21, 2007, the Fund filed with the Securities and Exchange Commission (SEC) an application for exemptive relief to permit the Fund to distribute long-term capital gains more frequently than once a year. This exemption would allow the Fund to make long-term capital gains distributions to stockholders as often as monthly. If its application is approved, and based upon information currently available, the Board of Directors intends to implement a Managed Distribution Plan with quarterly distributions to stockholders equivalent to 12% per annum of the Fund’s net asset value per share. The Fund will continue conducting its periodic in-kind repurchase offer program.

Declaration of Dividend

The Board of Directors has declared, for the third consecutive year, the payment of the Fund’s largest dividend distribution per share since its inception in June 1981. The Board has declared a stock dividend of $5.1443 and a cash dividend of $0.8975 per share. Together, these two dividend distributions are equivalent to 13.37% of the Fund’s market price and to 11.79% of its net asset value per share as of the Fund’s fiscal year end, October 31, 2007.

The $5.1443 dividend is payable in Fund shares unless the stockholder elects to receive the distribution in cash. This dividend is fully comprised of long-term capital gains. Fund stockholders will receive the stock dividend in additional shares of common stock of the Fund unless they elect to receive a cash payment. Instructions for making an election for a cash distribution will be available on the Fund’s website, www.themexicofund.com under the heading “Corporate Actions”, will be mailed to record date shareholders on or about December 28, 2007 and must be received by the Fund’s transfer agent by 4:00 p.m. (EST) on January 11, 2008. Stockholders whose election is not received before this deadline will receive this dividend in shares of common stock of the Fund. The number of Fund shares to be received by those shareholders not electing to receive cash will be based on the closing price of Fund shares on the New York Stock Exchange on January 15, 2008 and the dividend will be paid in cash or in the appropriate number of Fund shares on January 22, 2008. Cash will be paid in lieu of fractional shares to which a shareholder might otherwise be entitled.

The $0.8975 cash dividend per share is comprised of $0.6486 net investment income and $0.2489 short-term capital gains. This dividend is also payable on January 22, 2008 to stockholders of record on December 28, 2007.

Stockholders whose dividend distributions by the Fund are subject to withholding of U.S. taxes will receive cash or shares, as the case may be, net of the amounts of applicable withholding taxes.

The full amount of the dividend, whether received in additional shares of the Fund or in cash, will be reportable by U.S. taxpayers on their U.S. Federal income tax returns and may be subject to applicable state and local taxes.

A separate notice has been sent to shareholders with details regarding the stock dividend, which should be reviewed carefully. As part of their commitment and support of the Fund, all Directors and the Investment Adviser have chosen to receive their dividend in stock. Stockholders not desiring to receive this dividend in additional Fund shares must notify the Fund’s transfer agent, American Stock Transfer and Trust Company, not later than 4:00 pm (EST) on January 11, 2008. Although the Fund has enacted a Dividend Reinvestment Plan, the terms of this plan do not apply to stock dividends like the one to be paid on January 22, 2007. Participants in the Dividend Reinvestment Plan who elect to receive this dividend in cash will receive cash.

Possible Listing of Fund Shares on the Mexican Stock Exchange

As previously disclosed, the Board of Directors of the Fund continues to consider the registration of the Fund’s shares with the Registro Nacional de Valores (National Securities Registry) of the Comi- sion Nacional Bancaria y de Valores (Mexican Banking and Securities Commission) and their listing on the Bolsa (Mexican Stock Exchange), although the Board has determined to defer registration and listing at this time.

Concentration Policy

The Fund has adopted a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

At the end of October 2007, the only industry group that represented 20% or more of the value of the securities included in the IPC Index was the communications industry group. This industry includes local, long-distance, and cellular telephone companies, as well as broadcast and media companies. Approximately 88.30% of this industry group is comprised of stocks of telecommunications companies. At the end of October 2007, 34.50% of the Fund’s net assets were invested in this industry group. This is compared with the communications industry group’s weighting of approximately 39.48% of the IPC Index. The Fund’s Investment Adviser will continue to evaluate the concentration in this industry and may choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Periodic Repurchase Offer Authority

On March 6, 2002, the Fund announced the Board’s approval of a policy to conduct periodic in-kind repurchase offers at no less than 98% of NAV for up to 100% of the Fund’s outstanding shares. This policy is intended to provide additional liquidity to Fund shares and to reduce the discount at which Fund shares have been trading on the NYSE. Under this policy, which was approved by stockholders and is the subject of exemptive relief granted by the Securities and Exchange Commission (SEC), the Fund offers to repurchase no less than five percent of the Fund’s outstanding shares each fiscal year, based on the number of shares outstanding at the beginning of the fiscal year. Repurchase offers are in-kind and conducted at least once each fiscal year, but not more frequently than quarterly, and are for between one and one hundred percent of the Fund’s outstanding shares. The Board can set or reset the periodic interval between repurchase offers at three, six or 12 months.

The Board of Directors of the Fund anticipates that the Fund’s next repurchase offer will occur during March 2008 for an amount not yet determined.

The repurchase offers are not part of a plan to liquidate the Fund. Stockholder participation in the repurchase offers is not mandatory as stockholders can continue to purchase and sell Fund shares in cash transactions on the NYSE. The Fund continues to provide a convenient professionally managed vehicle for investing in Mexico.

Proxy Voting

Information is available about how the Fund voted proxies during the twelve-month period ending June 30, 2007, without charge, upon request, by calling collect Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, and on the SEC’s website at www.sec.gov. The Fund’s and the Fund’s Investment Adviser’s proxy voting policies and procedures are on the Fund’s website, www.themexicofund.com under the heading “Corporate Governance”, the SEC’s website at www.sec.gov or are available without charge, upon request, by calling Mr. Eduardo Solano. Mr. Solano can be contacted at (+52 55) 5282-8900, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

Investor Relations; Reports to Stockholders

The Fund’s website has the Fund’s market price and NAV per share on a same-day basis, the complete history of dividend distributions made by the Fund and a downloadable database containing the most important historical figures for the Fund. Documentation of the Fund’s most recent in-kind repurchase offer is available at the website section titled “Corporate Actions”. The website section “Insiders’ Filings” provides direct hyperlinks to filings made by Directors and Officers of the Fund and its Investment Adviser regarding transactions in Fund shares available at the Securities and Exchange Commission’s website. The Fund also has placed many Fund governance documents on the website under the section titled “Corporate Governance”, including the Fund’s Articles, By-laws and committee charters.

Starting with the third quarter in 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s complete Schedules of Investment and Statements of Assets and Liabilities for the first and third quarters of its fiscal year are also available electronically on the Fund’s website at section “Portfolio”. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information regarding which may be obtained by calling 1-800-SEC-0330). Electronic versions of the Fund’s Semi-Annual and Annual Reports and Monthly Summary Reports are published on the Fund’s website at the section “Investor Reports”. Stockholders will receive printed versions of the Fund’s Semi-Annual and Annual Reports. This information is also available on the Fund’s quarterly electronic Form N-Q filings submitted to the SEC. Stockholders who desire to receive public reports and press releases regarding the Fund electronically upon their dissemination by the Fund should contact the Fund’s Investor Relations Office via e-mail (see address below). We hope that the Fund’s web site is a useful resource for information and we will continue working to improve it.

Stockholders may contact the Investment Adviser via telephone, in Mexico City, at (+52 55) 5282-8900. Please ask for Mr. Eduardo Solano, the Fund’s Investor Relations Vice President. Personnel to answer your questions are regularly available from 10:00 am to 3:00 pm and from 5:00 pm to 7:00 pm ET.

The Fund also offers stockholders and the general public the ability to contact the Fund via e-mail with questions or requests for additional information about the Fund. Stockholders may also direct any concerns regarding financial information to this e-mail address. Please direct your e-mail inquiries to:

Investor Relations Office

investor-relations@themexicofund.com

Information on the Fund’s NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called “Closed-End Funds”. The Fund’s NYSE trading symbol is MXF.

The Fund’s Dividend Reinvestment Plan and Transfer Agent is:

American Stock Transfer & Trust Company

59 Maiden Lane—Plaza Level

New York, NY 10038

(212) 936-5100

Distribution Policies and Dividend Reinvestment Plan

Under current Fund policies, distributions of long-term capital gains will be made, as described above, payable in Fund shares unless the stockholder elects to receive the distribution in cash. This policy allows stockholders to remain invested in the Fund, without the transaction costs that would be incurred if stockholders received a dividend in cash and reinvested the dividend proceeds in shares of the Fund. This is beneficial to investors who, consistent with the Fund’s investment policy, seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange. Furthermore, the policy lessens the likelihood that the Fund must sell portfolio securities in less favorable market conditions in order to generate cash for long-term capital gains distributions.

On November 21, 2007, the Fund filed with the Securities and Exchange Commission an application for exemptive relief to permit the Fund to distribute long-term capital gains more frequently than once a year. This exemption would allow the Fund to make long-term capital gains distributions to stockholders as often as monthly. If its application is approved, and based upon information currently available, the Board of Directors intends to implement a Managed Distribution Plan with quarterly distributions to stockholders equivalent to 12% per annum of the Fund’s net asset value per share.

The Fund’s Dividend Reinvestment Plan (the “Plan”) provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional shares. At a stockholder’s request, the Plan Agent will sell the participant’s shares and remit any proceeds to the participant, net of brokerage commissions. Stockholders who do not participate in the Plan will receive all distributions in cash.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund’s Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be valued at the greater of NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the stockholder not participated in the Plan.

If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

American Stock Transfer & Trust Company

Attention: Dividend Reinvestment Department

59 Maiden Lane—Plaza Level

New York, NY 10038

(212) 936-5100

New York Stock Exchange Certifications

The Fund is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2007 annual meeting of stockholders, it filed a certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

Sincerely yours,

José Luis Gómez Pimienta President	Emilio Carrillo Gamboa Chairman of the Board

December 20, 2007

Directors’ and Officers’ Biographical Data (as of November 1, 2007)

Independent Directors

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years and Other Directorships	Other Directorships Held by Director or Nominee for Director
Eugenio Clariond Reyes-Retana† Av. Vasconcelos #220 Ote. Col. Santa Engracia 66220 Garza Garcia, N.L. Mexico Age: 64	Class III Director	Term expires 2008, Director since 2005.

From January 1981 to November 2006, Mr. Clariond was Chairman of the Board and Chief Executive Officer of Grupo IMSA, S.A., a manufacturer of steel, aluminum and plastic products for the construction industry.

From December 2004 to the present, he has served as the Non-Executive Chairman of Verzatec, S. de R.L. de C.V., a manufacturer of aluminum and plastic products. From June 2007 to the present, Mr. Clariond has served as Chairman of Amanco, a producer of pipe systems, connections and plastic accessories for the conduction of fluids, electricity and gas.

Mr. Clariond also acts as Chairman of the Mexico – United States Business Committee of the Mexican Business Council for Foreign Trade, Investment & Technology, and he

serves on the boards of various other U.S. and Mexican non-profit organizations and educational institutions.

Director, Grupo Industrial Saltillo S.A. (manufacturer of metal products, construction products and cooking materials); Director, Mexichem, S.A.B. de C.V. (manufacturer of petrochemical products); Director, Navistar International Corp. (truck and engine manufacturer); Director, Johnson Controls, Inc. (automotive components, air conditioning, controls); Director, Grupo Financiero Banorte S.A. (banking).

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years and Other Directorships	Other Directorships Held by Director or Nominee for Director
Emilio Carrillo Gamboa† Blvd. Manuel Avila Camacho No. 1, Ste. 609 Polanco 011009 México, D.F. México Age: 70	Class III Director	Term expires 2008; Director 1981-1987 and since 2002.

Mr. Carrillo Gamboa served as a director of the Fund from inception of the Fund in 1981 to 1987. He resigned as director in 1987 to become Mexico’s Ambassador to Canada. Mr. Carrillo Gamboa was reelected as a Director of the Fund in 2002.

Mr. Carrillo Gamboa is a prominent lawyer in Mexico with extensive business experience and has been a partner of the Bufete Carrillo Gamboa, S.C. law firm since 1989. He has also served or currently serves on the boards of many Mexican charitable organizations.

Chairman of the Board; Holcim – Apasco (cement company); Director, ICA (Sociedad Controladora, S.A. de C.V. (construction company); Director, Grupo Modelo, S.A. de C.V. (beer brewing); Director, Grupo Mexico S.A. de C.V. (copper mining and rail transportation); Director, Kimberly-Clark de México, S.A. de C.V. (consumer products); Director, Sanluis Corporación, S.A. de C.V. (automotive parts); Director, Southern Copper Corporation (copper mining); Director, Posadas de Mexico, S.A. de C.V. (hotel/hospitality); Director, Gasoductos de Chihuahua, S. de R.L. de C.V. (public utility-gas transportation); Director, Medica Integral GNP, S.A. de C.V. (medical clinics); Profuturo GNP, S.A. de C.V. Afore (life insurance); Grupo Nacional Provincial, S.A.B. (insurance).

Robert L. Knauss† c/o Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 76	Class II Director	Term expires 2010; Director since 1985.	Mr. Knauss served as Chairman of the Board and Principal Executive Officer of Philips Services Corp. (industrial services) (1998-2003) and also served as Chairman of the Board and Chief Executive Officer of Baltic International USA, Inc. (investments) (1995-2003). During the past twenty years Mr. Knauss has served on the Boards of Directors of eight public companies. Mr. Knauss was the former Dean and Distinguished University Professor of University of Houston Law School and was also Dean of Vanderbilt Law School.	Director, Equus Total Return Inc. (investment company); Director, XO Holdings, Inc. (telecommunications); Director, Westpoint International Inc. (home products).

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years and Other Directorships	Other Directorships Held by Director or Nominee for Director
Claudio X. González† Jaime Balmes 8 Los Morales Polanco México, D.F. 11510 México Age: 73	Class II Director	Term expires 2010; Director since 1981.	Mr. González was President of the Business Coordinating Council of Mexico. He has served as Chairman of the Board (from March 1973 to the present) and Chief Executive Officer (from March 1973 to March 2007) of Kimberly-Clark de México S.A. de C.V., a consumer products company. Mr. González is also on the Board of Directors of several prominent U.S. and Mexican companies, including General Electric Co.	Chairman of the Board and Director, Kimberly-Clark de México, S.A. de C.V. (consumer products); Director, General Electric Co. (industrial and financial products); Director, Investment Company of America (investment fund); Director, Kellogg Co. (food products); Director, Home Depot (home improvement); Director, Grupo Alfa, S.A. de C.V. (conglomerate); Director, Grupo Carso, S.A. de C.V.; Director, Grupo México, S.A. de C.V. (copper mining and rail transportation); Director, Grupo Financiero Inbursa (investment and banking); Director, Televisa (broadcasting); Director, Grupo Integral de Seguridad (security systems).

Jaime Serra Puche† Edificio Plaza Prolongación Paseo de la Reforma 600-103 Santa Fe Peña Blanca 01210 México, D.F. México Age: 56	Class I Director	Term expires 2009; Director since 1997.

Dr. Serra is a Senior Partner of the law and economics consulting firm SAI Consultores, S.C.

Dr. Serra is a former Secretary of Finance for Mexico and he was the minister in charge of negotiations for NAFTA and trade agreements between Mexico and Chile, Bolivia, Venezuela, Colombia and Costa Rica on behalf of the Mexican government.

Formerly, Dr. Serra has served as a Visiting Professor at Princeton University, Stanford University and New York University. He was also Secretary of Trade and Industry (Mexico) and a Distinguished Visiting Associate at the Carnegie Endowment for International Peace. He has a Ph.D. in economics from Yale University.

Director, Vitro, S.A. de C.V. (glass manufacturer); Director, Tenaris (tube producer); Director, Chiquita Brands, Inc. (fruit producer); Director, Grupo Modelo, S.A. de C.V. (beer brewing); Director, Grupo Financiero BBVA Bancomer, S.A. de C.V. (banking); Co-Chairman, President’s Council on International Activities of Yale University.

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years and Other Directorships	Other Directorships Held by Director or Nominee for Director
Marc J. Shapiro† 707 Travis, 11th Floor Houston, TX 77002 Age: 60	Class I Director	Term expires 2009; Director since 2006.	Since 2003, Mr. Shapiro has served as Non-Executive Chairman of Chase Bank of Texas. Prior to that time, he was Vice Chairman of JPMorgan Chase (banking and financial services).	Director, Burlington Northern Santa Fe (railroad); Director, Kimberly-Clark (consumer goods); Director, Weingarten Realty (real estate investment).

*	There are no other funds in the Fund Complex.
†	Audit Committee, Contract Review Committee and Nominating and Corporate Governance Committee member. Member or alternate member of the Valuation Committee.

Interested Director

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years and Other Directorships	Other Directorships Held by Director or Nominee for Director
José Luis Gómez Pimienta**†† Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 67	President of the Fund; Class II Director	Term expires 2010; Director since 1989.	Mr. Gómez Pimienta has over two decades of experience investing in the Mexican securities market. He has been the President of the Fund since its inception and has also served as a Director since 1989. Mr. Gómez Pimienta has been Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., since 1987 and Chief Executive Officer since inception.	Director (since 1997) and member of the Executive Committee (since 1998) and the Audit Committee (since 2003) of the Bolsa Mexicana de Valores (Mexican Stock Exchange).

*	There are no other funds in the Fund Complex.
**	Director is an “interested director” (as defined in the 1940 Act). Mr. Gómez Pimienta is deemed to be an interested director by reason of his affiliation with the Investment Adviser.
††	Alternate member of the Valuation Committee.

Officers Who Are Not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Samuel García-Cuéllar Creel, García-Cuéllar y Müggenburg, S.C., Paseo de los Tamarindos 60 – 3er piso Bosques de las Lomas 05120 México, D.F. México Age: 65	Secretary	Since 1981.	Mr. García-Cuéllar is a partner of Creel, García-Cuéllar y Müggenburg, S.C., Mexican counsel to the Fund; Director, GE Capital Bank, S.C. Institución de Banca Múltiple, GE Capital Grupo Financiero (bank) (since 2002); Director, GE Capital Grupo Financiero, S.A. de C.V. (financial group) (since 2002).

Alberto Osorio Morales Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 39	Treasurer (formerly, Vice President of Finance)	Since 2002. From 1999 to 2002.	Mr. Osorio currently serves as Director of Finance of the Fund’s investment adviser, Impulsora del Fondo México, S.C. and has been an employee of the Adviser since 1991.

Carlos H. Woodworth Ortiz Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 64	Chief Compliance Officer and Corporate Governance Vice President (formerly, Treasurer)	Since 2002. From 1992 to 2002.	Mr. Woodworth has served on the Board of Directors of the Fund’s investment adviser, Impulsora del Fondo México, S.C., as well as Deputy Director of the Adviser since 1981.

Eduardo Solano Arroyo Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 39	Investor Relations Vice President	Since 1997.	Mr. Solano has served as Director of Economic Research of the Fund’s investment adviser, Impulsora del Fondo México, S.C. since 1997 and has been an employee of the Adviser since 1991.

Sander M. Bieber 1775 I Street, N.W. Washington, DC 20006 Age: 57	Assistant Secretary	Since 1989.	Partner of Dechert LLP, U.S. counsel to the Fund and the Independent Directors.

The Mexico Fund, Inc.

Schedule of Investments as of October 31, 2007

		Shares Held	Common Stock (98.44%)	Series	Value (Note 1)	Percent of Net Assets
Building	(a)	2,186,300	Grupo Lamosa, S.A.B. de C.V	*	$4,698,513	0.48%
Materials
Cement Industry		10,041,249	Cemex, S.A.B. de C.V.	CPO	30,361,214	3.12
		5,300,700	Grupo Cementos de Chihuahua, S.A.B. de C.V.	*	29,563,625	3.03

					59,924,839	6.15
Chemicals and		6,677,824	Mexichem, S.A.B. de C.V.	*	27,379,434	2.81
Petrochemicals
Communications		12,507,200	América Móvil, S.A.B. de C.V.	A	39,441,802	4.05
		57,966,666	América Móvil, S.A.B. de C.V.	L	183,449,443	18.82
	(a)	23,820,100	Axtel, S.A.B. de C.V.	CPO	61,718,637	6.33
		4,523,800	Grupo Televisa, S.A.B.	CPO	22,077,317	2.27
	(a)	5,721,300	Maxcom Telecomunicaciones, S.A.B. de C.V.	CPO	14,460,552	1.48
		8,333,900	Teléfonos de México, S.A.B. de C.V.	A	15,106,815	1.55

					336,254,566	34.50
Construction	(a)	8,765,200	Dine, S.A.B. de C.V.	B	9,582,318	0.98
	(a)	7,740,033	Empresas ICA, S.A.B. de C.V.	*	53,712,964	5.51

					63,295,282	6.49
Consumer		4,550,680	Kimberly-Clark de México, S.A.B. de C.V.	A	19,465,921	2.00
Products
Financial		8,857,000	Grupo Financiero Banorte, S.A.B. de C.V.	O	40,683,790	4.17
Groups
Food and		2,952,900	Gruma, S.A.B. de C.V.	B	10,553,659	1.08
Beverages		2,585,500	Grupo Bimbo, S.A.B. de C.V.	A	14,649,629	1.50

					25,203,288	2.58
Holding		2,651,700	Alfa, S.A.B. de C.V.	A	17,594,089	1.81
Companies	(a)	15,926,000	Carso Infraestructura y Construcción, S.A.B. de C.V.	B-1	17,142,812	1.76
		2,163,100	Verzatec, S.A.B. de C.V.	*	1,243,010	0.13

					35,979,911	3.70
Housing	(a)	3,044,800	Corporación Geo, S.A.B. de C.V.	B	11,186,524	1.15
	(a)	7,342,582	Sare Holding, S.A.B. de C.V.	B	12,712,972	1.30
	(a)	12,483,400	Urbi Desarrollos Urbanos, S.A.B. de C.V.	*	48,301,542	4.96

					72,201,038	7.41
Mining Industry		7,851,653	Grupo México, S.A.B. de C.V.	B	70,935,811	7.28
Retail Firms		10,048,828	Alsea, S.A.B. de C.V.	*	14,919,772	1.53
	(a)	2,881,500	Grupo Famsa, S.A.B. de C.V.	A	11,744,301	1.20
		8,982,300	Organización Soriana, S.A.B. de C.V.	B	28,435,040	2.92
		11,628,693	Wal-Mart de México, S.A.B. de C.V.	V	46,950,265	4.82

					102,049,378	10.47
Service		4,522,248	Grupo Aeroportuario del Centro Norte, S.A.B de C.V	B	17,387,898	1.78
		5,399,200	Grupo Aeroportuario del Pacífico, S.A.B. de C.V.	B	28,281,692	2.90
	(a)	3,364,700	Promotora Ambiental, S.A.B. de C.V.	B	11,978,273	1.23

					57,647,863	5.91

The Mexico Fund, Inc.

Schedule of Investments as of October 31, 2007 — (Continued)

		Shares Held	Common Stock — (Continued)	Series	Value (Note 1)	Percent of Net Assets
Steel	(a)	4,692,000	Industrias CH, S.A.B. de C.V.	B	$18,588,603	1.91%
		936,500	Tenaris, S.A.	*	25,191,686	2.58

					43,780,289	4.49
			Total Common Stock (Identified cost $485,776,027)		$959,499,923	98.44
Securities		Principal Amount	Short-Term Securities (1.21%)		Value (Note 1)	Percent of Net Assets
Repurchase Agreements		$9,334,125	BBVA Bancomer, S.A., 7.30%, dated 10/31/07, due 11/01/07 repurchase price $9,334,125 collateralized by Bonos del Gobierno Federal. Value of collateral $9,441,812		$9,332,233	0.96%
U.S. Government		2,400,113	U.S. Treasury Bill, 0%, due 11/01/07		2,399,957	0.24
			Total Short-Term Securities (Identified cost — $11,732,190)		$11,732,190	1.20%
			Total Investments (Identified cost — $497,508,217)		971,232,113	99.64
			Other Assets in Excess of Liabilities		3,513,708	0.36

			Net Assets Equivalent to $51.23 per share on 19,026,253 shares of capital stock outstanding		$974,745,821	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities as of October 31, 2007

Assets:
Investments:
Securities, at value:
Common stock (identified cost — $485,776,027)	$959,499,923
Short term securities (identified cost — $11,732,190)	11,732,190

Total investments (identified cost — $497,508,217)		$971,232,113
Cash		835
Dividends receivable		6,584,927
Interest receivable		1,892
Prepaid expenses		84,406

Total assets		977,904,173

Liabilities:
Payable to Investment Adviser (Notes 2 and 3)		703,085
Accrued expenses and other liabilities		350,863
Payables for securities purchased		2,104,404

Total liabilities		3,158,352

Net Assets — Equivalent to $51.23 per share on 19,026,253 shares of capital stock outstanding		$974,745,821

Composition of Net Assets:
Common Stock		$19,026,253
Additional paid-in capital		367,691,657
Accumulated net investment income		12,339,732
Undistributed net realized gain on investments		101,883,230
Unrealized appreciation of investments and translation of assets and liabilities in foreign currency		473,804,949

		$974,745,821

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Operations For the Year Ended October 31, 2007

Net Investment Income:
Income:
Dividends	$17,646,857
Interest	1,863,868

Total income		$19,510,725
Expenses:
Investment advisory fee	6,428,633
Administrative services	901,467
Legal fees	560,759
Directors’ fees	285,000
Insurance	183,728
Audit and tax fees	149,940
Printing, distribution and mailing of stockholder reports	110,308
Directors’ and Officers’ expenses	83,009
Miscellaneous	80,281
Stockholders’ information	55,214
Custodian fees	52,726
Stock exchange fees	25,000
Transfer agent and dividend disbursement fees	21,000

Operating expenses		8,937,065

Net investment income		10,573,660

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions:
Net realized gain on investments	162,736,833
Net realized gain from foreign currency transactions	1,179,523

Net realized gain on investments and foreign currency transactions		163,916,356
Increase (decrease) in net unrealized gain on investments and translation of assets and liabilities in foreign currency:
Increase in net unrealized gain on investments	89,480,833
Decrease in net unrealized gain on translation of assets and liabilities in foreign currency	(108,920)

Increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency		89,371,913

Net Increase in Net Assets Resulting from Operations		$263,861,929

See Notes to Financial Statements.

The Mexico Fund, Inc. Statement of Changes in Net Assets	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,573,660	$4,999,621
Net realized gain on investments and foreign currency transactions	163,916,356	96,787,508
Increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency	89,371,913	117,128,252

Net increase in net assets resulting from operations	263,861,929	218,915,381
Dividends to stockholders from net investment income	(5,232,662)	(10,556,280)
Distributions to stockholders from net realized gain on investments	(55,442,196)	(38,590,309)

	203,187,071	169,768,792

From Capital Share Transactions:
Net increase in capital stock (Note 5)	208,046,352	—
Repurchase of stock, at cost (Note 7)	(83,459,022)	(57,451,725)

	124,587,330	(57,451,725)

Total increase in net assets	327,774,401	112,317,067
Net Assets:
Beginning of year	646,971,420	534,654,353

End of year (including undistributed net investment income of $12,339,732 and $5,232,663, respectively)	$974,745,821	$646,971,420

See Notes to Financial Statements.

The Mexico Fund, Inc. Financial Highlights	For the Year Ended October 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$42.43	$31.65	$21.92	$17.36	$15.46

Net investment income*	0.54	0.30	0.23	0.03	0.03
Net gain on investments and translation of foreign currency*	15.45	13.37	10.20	6.72	3.63

Total from investment operations*	15.99	13.67	10.43	6.75	3.66

Less Dividends:
Dividends to stockholders from net investment income	(0.34)	(0.63)	(0.13)	—	(0.45)
Distributions to stockholders from net realized gain on investments	(3.64)	(2.28)	(0.58)	(0.31)	(1.34)

Total dividends and distributions	(3.98)	(2.91)	(0.71)	(0.31)	(1.79)

Capital Share Transactions:
Effect on NAV of stock repurchased	0.03	0.02	0.01	0.01	0.06
Capital charge resulting from issuance of fund shares	(3.24)	—	—	(1.89)	(0.03)

Total capital share transactions	(3.21)	0.02	0.01	(1.88)	0.03

Net asset value, end of period	$51.23	$42.43	$31.65	$21.92	$17.36

Market value per share, end of period	$45.20	$36.91	$28.10	$18.65	$15.36

Total investment return based on market value per share**	37.03%	44.14%	55.64%	27.39%	22.49%
Ratios to Average Net Assets:
Expenses	1.07%	1.20%	1.38%	1.64%	1.92%
Net investment income	1.26%	0.87%	0.84%	0.15%	0.15%
Supplemental Data:
Net assets at end of period (in 000’s)	$974,746	$646,971	$534,654	$410,373	$269,762
Portfolio turnover rate	35.70%	14.50%	29.24%	26.84%	28.99%

*	Amounts were computed based on average shares outstanding during the period.
**	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the lower of the net asset value or the closing market price on the dividend/distribution day. If the fiscal 2003 distribution were taken in stock, which was issued at $12.08 per share, the total return would have been 20.99% for that year. For fiscal 2004, the total return was calculated assuming a sale of the rights received on September 22, and reinvested in stock at the closing market price of that date . For fiscal, 2007, the total return was calculated assuming a sale of the rights received on March 26, and reinvested in stock at the closing market price of that date. If the distribution corresponding to long-term capital gains in fiscal 2007 were taken in stock, which was issued at $38.95 per share, the total return would have been 37.16%.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements —

October 31, 2007

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. On October 16, 2000, the Fund received stockholder approval to convert from a diversified to a non-diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Valuation of investments — Investments in which the principal exchange is on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last twenty minutes of operations in any business day. Investments in which the principal exchange is the New York Stock Exchange are valued at the last sale price. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund´s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

Security transactions and investment income — Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at October 31, 2007 was Ps. 10.7023 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of cash, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund´s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund´s investment adviser monitors the credit standing of repurchase agreement counterparties. It is the Fund´s policy that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the year ended October 31, 2007 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

Dividends to stockholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from security transactions are distributed annually to stockholders.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to stockholders may be subject to Mexican withholding taxes.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing over 40% of the market capitalization of the Mexican Stock Exchange. The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

Recently Issued Accounting Pronouncements —In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

2.	Investment Advisory Agreement:

The Fund has a management contract with Impulsora del Fondo México, S.C. (the “Adviser”), a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. The Fund pays to the Adviser a monthly fee at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3.	Administrative Services Agreement:

The Fund has entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. Prior to March 7, 2007, the Fund paid to the Adviser a monthly fee at the annual rate of 0.11% of average daily net assets, with a minimum amount of $450,000 per year. On March 7, 2007, the Fund´s Board of Directors approved a modification in the fee structure of the contract with the Adviser. Accordingly, starting March 7, 2007, the Fund pays to the Adviser a monthly fee at the annual rate of 0.11% on the first $600 million of average daily net assets, and 0.09% on the excess over $600 million, with a minimum amount of $450,000 per year. Additionally, the Adviser receives a fee of $75,000 per repurchase offer made by the Fund under the program, which is recorded as part of the total expenses of each offer. See Note 7.

4.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2007 were as follows:

Purchases
Common Stock	$359,230,726

Total Purchases	$359,230,726

Proceeds from Investments Sold
Common Stock	$289,259,669

Total Sales	$289,259,669

Included in proceeds from investments sold, is $81,994,707 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $51,216,389. Pursuant to a private letter ruling from the Internal Revenue Service, granted to the Fund, these gains are not recognized by the Fund for tax purposes. As a result, net realized gains differ for financial statement and tax purposes. These realized gains have been reclassified from undistributed realized gains on investments to additional paid in capital in the accompanying financial statements.

5.	Capital Stock:

At October 31, 2007, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 19,026,253 shares were outstanding.

The Fund offers a Dividend Reinvestment Plan (“Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund´s transfer agent otherwise.

On December 5, 2006, the Board of Directors declared a stock dividend of $54,234,101. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some stockholders selected the stock dividend, therefore on January 23, 2007 the Company issued 520,120 shares, which amounted to $20,258,664. The net asset value per share of the Fund´s common stockholders was reduced by approximately $0.18 per share as a result of this issuance.

In connection with a rights offering by the Fund, stockholders of record on March 22, 2007 were issued one transferable right for each share of common stock owned. The rights entitled the holders to purchase one new share for every three rights held at a subscription price equal to 95% of the lower of (i) the average of the last reported sale prices of a share of the Fund´s common stock on the NYSE on the expiration date (April 20, 2007) and the four preceding trading days and (ii) the net asset value per share on the expiration date. On April 30, 2007, the Fund issued 5,021,908 shares of common stock at a weighted average price of $38.872 per share. Rights offering costs of $591,673 ($0.03 per share) and dealer manager commissions of $6,832,412 ($0.34 per share) were charged to paid in capital of common stockholders resulting in net proceeds to the Fund of $187,787,688. The net asset value per share of the Fund´s common stockholders was reduced by approximately $3.06 per share as a result of this issuance, which includes the effect of the dealer manager commissions and rights offering costs.

6. Distributions to Stockholders:

The tax character of distributions paid during the fiscal year ended October 31, 2007 and October 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$6,441,465	$14,294,756
Long term capital gains	54,233,393	34,851,833

Total distributions paid	$60,674,858	$49,146,589

As of October 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital gains	$97,875,830
Undistributed ordinary income	17,076,009
Unrealized appreciation	473,076,072

Total accumulated earnings	$588,027,911

At October 31, 2007, the cost of investments for federal income tax purposes was $498,237,088. Gross unrealized appreciation of investments was $479,149,575 and gross unrealized depreciation of investments was $6,154,550 resulting in net unrealized appreciation on investments of $472,995,025 excluding foreign currency transactions. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to different book and tax treatment on corporate reorganizations to securities held by the Fund.

7.	Stock Repurchase Program:

On March 6, 2002, the Board of Directors of the Fund announced a policy contemplating “in-kind” repurchase offers at no less than 98% of net asset value for up to 100% of the Fund’s outstanding shares.

The repurchases carried out by the Fund during the years ended October 31, 2007 and October 31, 2006 were as follows:

An offer for up to 5% of the Fund´s outstanding shares commenced on December 22, 2005 and expired on January 13, 2006. The amount paid for redeemed shares was 98.75% of the Fund´s net asset value on January 20, 2006 and was paid on January 27, 2006. A total of 5,746,444 shares participated in the offer, of which 844,143 were repurchased by the Fund equivalent to a total repurchase price of $28,334,134 including $222,329 of expenses related to the offer.

An offer for up to 5% of the Fund´s outstanding shares commenced on July 5, 2006 and expired on August 3, 2006. The amount paid for redeemed shares was 98.75% of the Fund´s net asset value on August 10, 2006 and was paid on August 17, 2006. A total of 5,384,274 shares participated in the offer, of which 802,521 were repurchased by the Fund equivalent to a total repurchase price of $29,117,591 including $202,648 of expenses related to the offer.

An offer for up to 5% of the Fund´s outstanding shares commenced on December 22, 2006 and expired on January 16, 2007. The amount paid for redeemed shares was 98.75% of the Fund´s net asset value on January 23, 2007 and was paid on January 30, 2007. A total of 4,277,046 shares participated in the offer, of which 762,401 were repurchased by the Fund equivalent to a total repurchase price of $33,383,506 including $213,595 of expenses related to the offer.

An offer for up to 5% of the Fund´s outstanding shares commenced on September 4, 2007 and expired on September 26, 2007. The amount paid for redeemed shares was 99.00% of the Fund´s net asset value on October 3, 2007 and was paid on October 10, 2007. A total of 7,137,465 shares participated in the offer, of which 1,001,378 were repurchased by the Fund equivalent to a total repurchase price of $50,075,516 including $246,326 of expenses related to the offer.

8.	Investments:

Certain members of the Board of Directors of the Fund are also members of Boards of Directors of certain companies held in the Fund´s portfolio.

9.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or which provide general indemnifications. The Fund´s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Mexico Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Mexico Fund, Inc. (the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 18, 2007

Tax Information (Unaudited)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designates $59,978,014 as long term capital gain distributions made during the fiscal year ended October 31, 2007, subject to the maximum tax rate of 15%. Of this amount $54,233,393 was attributable to gains from the fiscal year ended October 31, 2006.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates 100% of the ordinary income dividends as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2007. The information reported herein may differ from the information and distributions taxable to the stockholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns will be included with your form 1099-DIV to be received under separate cover in January 2008.

Item 2.	Code of Ethics.

(a) The Board of Directors of the Registrant adopted a Code of Ethics on September 17, 2003 applicable to the principal executive officer and senior financial officers of the Registrant which is designed to deter wrongdoing and to promote:

(A) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(B) full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

(C) compliance with applicable governmental laws, rules and regulations;

(D) prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

(E) accountability for adherence to the Code of Ethics.

(c) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) Not applicable.

(f) The Registrant has posted the text of the code of ethics adopted in 2(a) above on its Internet website at www.themexicofund.com under the heading “Corporate Governance.”

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that Robert L. Knauss qualifies as the Registrant’s “audit committee financial expert” as such term is interpreted in the Instructions to this Item 3. Mr. Knauss is a member of the Registrant’s audit committee and is an “independent” director as interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d).

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year 2006	$108,000	$0	$20,000	$0
Fiscal Year 2007	$119,000	$10,000	$22,000	$0

All fees described above were pre-approved by the Registrant’s Audit Committee.

(e)(1) Below are the Registrant’s Pre-Approval Policies and Procedures.

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEE

of

THE MEXICO FUND, INC. (“FUND”)

The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Fund’s Audit Committee pre-approve all audit services and non-audit services provided to the Fund by its independent accountant (“Auditor”).1 The Act and such SEC rules also require that the Fund’s Audit Committee pre-approve all non-audit services provided by the Auditor to (i) the Fund’s investment adviser, and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund (these entities are known as “Service Affiliates”) if the engagement for such entities relates directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”).2 At this time, the Fund has only one Service Affiliate, Impulsora del Fondo México, SC (“Impulsora”) so references to Service Affiliates throughout the procedures encompasses only Impulsora at this time.

The following policies and procedures govern the ways in which the Fund’s Audit Committee will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and

[1]	The term “Auditor,” as used in these procedures, means the firm engaged to provide the Fund with services listed in Appendix A.

[2]

Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B. Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the “investment company complex.” The “investment company complex” includes Service Affiliates and other entities. These prohibited services are listed in Appendix C. Investment Company Complex Entities are also listed in Appendix C.

Covered Non-Audit Services that the Auditor proposes to provide to Service Affiliates.3 These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Fund and any Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

The following policies and procedures are adopted by the Audit Committee of the Fund.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund.

B.	Pre-Approval of Audit Services to the Fund

1.	The Audit Committee shall approve the engagement of the Fund’s Auditor for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

2.	The Audit Committee shall report to the Fund’s board of directors (“Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.	Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).

[3]	Unless otherwise indicated by the context, the term “non-audit services” herein includes Covered Non-Audit Services for Impulsora, as well as non-audit services for the Fund.

C.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types or Categories of Services

1.	The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for Service Affiliates pursuant to this Section C.

2.	Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of any Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and (b) a list of those types of Covered Non-Audit Services that Services Affiliates expect to request from the Auditor during the fiscal year.

3.	The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.	The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor (the “Standard for Pre-Approval”). In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

5.	The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for services qualifying within the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

6.	Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by-Project Basis

1.	Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

2.	The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-approved in accordance with these Procedures and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved. The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

3.	Management of the Fund or of Impulsora, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for Impulsora, as well as any material changes proposed in a service that has been pre-approved. Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request. For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested.

4.	The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C. If the review is by a Designated Member, such Designated Member will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to Impulsora; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

5.	The Designated Member’s pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or Impulsora, as the case may be, to utilize the Auditor for the non-audit service so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

E.	Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

1.	The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved. This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

(a)	The aggregate fees and costs of all non-audit services (including Covered Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

(b)	At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and

(c)	Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

F.	Amendment; Annual Review

1.	The Audit Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Audit Committee.

G.	Recordkeeping

1.	The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

2.	In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

3.	A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

As amended and restated through September 2005

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, “audit services” include the following activities:

1.	Annual audit of the Fund’s financial statements and quarterly reviews.

2.	Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund’s financial statements, including tests performed to evaluate the Fund’s internal control systems, review of information systems and procedures.

3.	Preparation of the Auditor’s report on the Fund’s internal controls for financial reporting, and related procedures.

4.	Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.

APPENDIX B

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are “non-audit services.” If the services would be provided to a Service Affiliate and the engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Procedures.

Audit-Related Services (traditionally performed by the firm engaged as Auditor)

1.	Audit of an employee benefit plan.

2.	Due diligence procedures related to mergers and acquisitions.

3.	Review of internal controls.

4.	Consultations concerning financial accounting and reporting standards.

Tax Services

1.	Tax compliance services, including preparation of tax returns.

2.	Tax planning and advice.

Other Non-Audit Services

1.	Advisory and consultation services.

2.	Other non-audit services not listed above.

APPENDIX C

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Investment Company Complex Entity, subject to limited exceptions noted below. Investment Company Complex Entities include:

1.	The Fund, its investment manager and investment adviser;

2.	Any entity controlling, controlled by the Fund’s investment manager or investment adviser, and any entity under common control with the Fund’s investment manager or investment adviser if such entity (a) is an investment manager or investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.	Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Fund’s investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term “investment adviser” for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The following entities are “Investment Company Complex Entities.”

Impulsora del Fondo México, SC

The following services may not be provided by the Fund’s Auditor to an Investment Company Complex Entity, subject to the exceptions noted:

1.	Bookkeeping or other services related to the accounting records or financial statements of an Investment Company Complex Entity, including;

•	Maintaining or preparing the accounting records for an Investment Company Complex Entity;

•

Preparing an Investment Company Complex Entity’s financial statements that are filed with the Securities Exchange Commission (“SEC”), or that form the basis that form the basis for such financial statements; or

•	Preparing or originating source data underlying an Investment Company Complex Entity’s financial statements.

2.	Financial information systems design and implementation, including:

•	Directly or indirectly operating, or supervising the operation of, an Investment Company Complex Entity’s information system or managing an Investment Company Complex Entity’s local area network.

•

Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to an Investment Company Complex Entity’s financial statements or other financial information systems taken as a whole.

3.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

4.	Actuarial services.

This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in an Investment Company Complex Entity’s financial statements and related accounts. This prohibition does not apply to providing assistance to an Investment Company Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

5.	Internal audit outsourcing services.

This category includes any internal audit service for an Investment Company Complex Entity that has been outsourced by the Investment Company Complex Entity that relates to the Investment Company Complex Entity’s internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of an Investment Company Complex Entity’s financial statements.

6.	Management functions.

This category includes acting, temporarily or permanently, as a director, officer, or employee of an Investment Company Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for an Investment Company Complex Entity.

7.	Human resources.

Services in this category are:

•	searching for or seeking out prospective candidates for managerial, executive, or director positions;

•	engaging in psychological testing, or other formal testing or evaluation programs;

•	undertaking reference checks of prospective candidates for an executive or director position;

•	acting as a negotiator on behalf of an Investment Company Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

•

recommending, or advising an Investment Company Complex Entity to hire, a specific candidate for a specific job (except that the Fund’s independent accountant may, upon request by an Investment Company Complex Entity, interview candidates and advise the Investment Company Complex Entity on the candidate’s competence for financial accounting, administrative, or control positions).

8.	Broker-dealer, investment adviser, or investment banking services.

Services in this category are:

•	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Investment Company Complex Entity;

•	making investment decisions on behalf of an Investment Company Complex Entity, or otherwise having discretionary authority over an audit client’s investments;

•	executing a transaction to buy or sell an audit client’s investment; or

•	having custody of assets of an Investment Company Complex Entity, such as taking temporary possession of securities purchased by an Investment Company Complex Entity.

9.	Legal services.

A prohibited legal service is any service to an Investment Company Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

10.	Expert services unrelated to the audit.

This category includes providing an expert opinion or other expert service for an Investment Company Complex Entity, or an Investment Company Complex Entity’s legal representative, for the purpose of advocating an Investment Company Complex Entity’s interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Fund’s independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to an Investment Company Complex Entity.

APPENDIX D

SERVICE AFFILIATES

Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Procedures:

Impulsora del Fondo México, SC, as Investment Adviser and Administrator to the Fund.

Item 4.	(cont’d)

(e)(2) All services relating to the fees billed as disclosed in Items 4(a) through (d) were pre-approved by the Audit Committee.

(f) Not applicable.

(g) None

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are all of the Directors of the Registrant except for Mr. José Luis Gómez Pimienta.

Item 6.	Schedule of Investments.

This schedule is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has adopted the following proxy voting policies and procedures.

THE MEXICO FUND, INC.

PROXY VOTING POLICY AND PROCEDURES

I. Statement of Policy

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by The Mexico Fund, Inc. (the “Fund”) and by the Board of Directors (“Board”) of the Fund with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable obligations of the Fund under the rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff (“Staff”). It is the policy of the Fund to seek to assure that proxies received by the Fund are voted in the best interests of the Fund’s stockholders.

II. Definitions

A. “Best interests of Fund stockholders” - means stockholders’ best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

B. “Conflict of interest” - means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when the Fund’s investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund’s investment adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund’s investment adviser.

III. Delegation of Responsibility for Proxy Voting

A. The Fund’s Board annually evaluates its Fund’s contract with its investment adviser, and decides whether to renew the contract. This process gives the Fund an annual opportunity to ensure that investment adviser’s investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

B. Because the investment philosophy of the Fund’s investment adviser is generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders, investment decisions for the Fund should generally be consistent with its investment adviser’s philosophy. In proxy voting decisions, as in other investment decisions, the Fund’s investment adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders.

C. Accordingly, the Fund has chosen to delegate all responsibility for proxy voting to its investment adviser, provided that the Fund’s Board has the opportunity to periodically review and approve its proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below). Under this delegation, the investment adviser may vote, abstain from voting, or take no action on proxies for the Fund in any manner consistent with the its proxy voting policies (subject to provisions for addressing conflicts of interest). The Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of proxy voting responsibility to the investment adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, such Fund will vote proxies of portfolio securities consistently with the policies of the investment adviser, or develop its own basis for voting on particular matters.

D. This delegation generally applies to all proxy voting matters on which the Fund may vote, such as corporate governance matters; changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the investment adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the decisions of the investment adviser or on provisions of the investment adviser’s proxy policies that may support or give weight to the views of management of a portfolio company.

IV. Conflicts of Interest

A. The Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser’s parent or an affiliated subsidiary.

B. In those circumstances, to avoid any appearance concerns, the Fund believes it is appropriate for the investment adviser to follow an alternative voting procedure rather than to vote proxies in the investment adviser’s sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

(1) Causing the proxies to be voted in accordance with the recommendations of an independent service provider, if available, that the investment adviser may use to assist it in voting proxies;

(2) Notifying the Fund’s Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the investment adviser to vote the proxies as it chooses under its usual policy; or

(3) Forwarding the proxies to the Fund’s Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

C. The Fund generally delegates all responsibility for resolving conflicts of interest to the Fund’s investment adviser, provided that the investment adviser’s proxy voting policy (as approved by the Fund’s Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the investment adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. The Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of responsibility for resolving conflicts of interest to the investment adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph IV.B., above.

V. Disclosure of Policy or Description/Proxy Voting Record

A. The Fund will disclose its proxy voting policy or a description of it (and the investment adviser’s proxy voting policy, or a description of them), in the Fund’s annual report on

Form N-CSR (beginning with the first annual report filed on or after July 1, 2003). The Fund will disclose that this proxy voting policy or a description of it (and the investment adviser’s proxy voting policy or a description) is available without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, (ii) on the Fund’s website; and (iii) on the SEC’s website at www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

B. The Fund also will disclose in its annual report (beginning with the first annual update filed on or after August 31, 2004) that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, or on or through the Fund’s website or both; and (ii) on the SEC’s website at http://www.sec.gov. Upon any request for the Fund’s proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

C. The Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC (beginning August 31, 2004).

D. The Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security except to the extent not available through reasonably practicable means;

•	The stockholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Adopted effective June 9, 2003.

IMPULSORA DEL FONDO MÉXICO, SC

PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction.-

To comply with the Rule 206(4)-6 and certain provisions of Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable fiduciary obligations under rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and interpretations of its staff, Impulsora del Fondo México, SC (the “Adviser”) has adopted these Proxy Voting Policies and Procedures.

In developing the Proxy Voting Policies and Procedures, the Adviser has taken into account the substantial differences between proxy voting at stockholders’ meetings held in the United States of America and proxy voting in Mexico. The Proxy Voting Policies and Procedures are reasonably designed to ensure that proxies are voted in the best interests of The Mexico Fund, Inc. (the “Fund”)(to the extent that the Fund is the Adviser’s only client at this time) and its stockholders, in accordance with the Adviser’s fiduciary duties and Rule 206(4)-6 under the Advisers Act. “Best interests” means the Fund’s best economic interest over the long term, that is, the common interest that all clients of an investment adviser share in seeing the value of a common investment increase over time.

These Proxy Voting Policies and Procedures incorporate the principles and guidance set forth in Investment Advisers Act Release No. IA-2106 for investment advisers and IC-25922 for investment companies to the extent applicable to the Fund. These Proxy Voting Policies and Procedures shall be reviewed by the Board of the Adviser annually and may be amended as required to comply with applicable law and to reflect changes in proxy voting and stockholders’ meetings in Mexico.

II.	Stockholders’ Meetings and Proxy Voting in Mexico

In Mexico, issuers typically do not send proxy voting materials to their stockholders. A stockholders’ meeting is called through the publication of the call and the agenda in a major newspaper in Mexico or the Official Bulletin. The calls are issued by the Board of Directors of the issuers and, occasionally by the Statutory Auditors. The only information disclosed to stockholders is the Agenda for the meeting. Materials addressing some of the topics included in the Agenda are generally available at the offices of the issuer.

Stockholders’ meetings in Mexico are considered Ordinary, Extraordinary or Special depending on the topics that are submitted for approval.

Annual Ordinary Stockholders’ meetings are called for the purpose of: (i) approving the Annual Report of the Board of Directors to stockholders, which includes the audited Annual Financial Statements; (ii) declaring dividends; (iii) electing Directors and other Officers and (iv) approving the compensation to Directors and other Officers.

Extraordinary Stockholder meetings are called to address topics such as dissolution and liquidation of the corporation, increase or reduction of the capital stock, transformation, merger or spin-up, issuance of preferential stock or bonds and amendment to the issuers By-laws. Special meetings are called to adopt resolutions on issues that require a vote from a particular Series or Class of shares.

There is no proxy solicitation effort as in the United States of America. Typically, there is only one call approved by the Board of Directors or Statutory Auditors for each stockholders’ meeting.

III.	Policies.- (Principles)

A. The Adviser has the fiduciary obligation to vote at the stockholders’ meetings called by the issuers of securities held in the portfolio of its clients. It must be noted, though, that some portfolio holdings are of Series “A” shares which do not have voting power. In these cases, the Adviser only attends stockholders’ meetings as an observer.

B. The Adviser must exercise its voting authority in the best interests of its client and must not subrogate a client’s interest to its own.

C. The Adviser must monitor corporate events relating to issuers in which it has invested client assets and seek to obtain all relevant information about its investments for a client.

D. In accordance with the procedures specified below, the Adviser must identify the cases when it may be faced with a potential material conflict of interest in voting shares of portfolio investments in the best interest of its clients. A “material conflict of interest” may exist when the Adviser or its representatives knowingly does business or is otherwise associated with a particular issuer or closely affiliated entity of the issuer in which client assets are invested, which may appear to create a material conflict between the interests of the Adviser and the interests of the client in how proxies are voted. At this time, since the Fund is the Adviser’s only client, potential conflicts of interest could arise where affiliated persons of the Fund or the Adviser have a significant investment in the securities (5% or more of the outstanding securities), or are directors, officers or employees, of a given issuer in which the Fund is invested. Whether such a conflict is material will depend on the facts and circumstances involved.

E. If a potential material conflict of interest exists, the Adviser must exercise its voting authority after careful investigation and research of the issues involved in accordance with the procedures mentioned below. The Adviser could consult with third parties in the cases where the information available is insufficient to make a final judgment on how to vote the securities. In exceptional cases, the Adviser could make the determination that not voting the securities is, under the circumstances, in the best interest of its client.

IV.	Proxy Voting Procedures.-

A. The Adviser’s Compliance Officer (“Contralor Normativo”) will have the responsibility of monitoring corporate events of all of the issuers in a client’s investment portfolio. The Adviser’s Compliance Officer is responsible for (1) implementing and updating these policies and procedures; (2) overseeing the proxy voting process; (3) consulting with the portfolio manager for the relevant portfolio security; and (4) overseeing voting execution and recordkeeping.

B. The Adviser’s Compliance Officer will have the responsibility to obtain all necessary information on the issuer and on the topics included in the Agenda, once a call for any stockholders’ meeting is published in accordance with Mexican law.

C. The Adviser’s Compliance Officer will identify in which cases, in exercising voting rights, the Adviser could be faced with a potential material conflict of interest. When a material conflict of interest between the Adviser and a client appears to exist, the Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these policies and procedures if it involves little or no discretion (i.e., if it is a routine matter); (2) vote as recommended by an independent third party, if available, which has no knowledge of the nature of the material conflict of interest or does not itself have a material conflict of interest; (3) erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; or (4) if possible, notify the client of the material conflict of interest and seek a waiver of the conflict.

D. The Adviser’s general voting philosophy is as follows:

1) Support existing management on votes on the financial statements of the issuer and the election of the Board of Directors;

2) Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

3) Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of dividends.

E. If in the opinion of the Adviser’s Compliance Officer the matters included in the Agenda are of an extraordinary nature, or an Extraordinary or Special Meeting has been called, he will need to further investigate and analyze all the information and documentation on the subject matter that is available. In this process, he will consult with other officers of the Adviser, and the Adviser’s and client’s outside legal counsel if necessary, to reach a decision as to how to vote. Such matters will be voted on a case by case basis. Matters which are considered to be of an extraordinary nature include, but are not limited to, delisting of the securities of an issuer in which the Fund has invested from the Bolsa, mergers, spinoffs, and liquidation and dissolution involving an issuer in which the Fund has invested.

F. The Adviser may take a limited role in voting proxies, including abstention or not voting a proxy under the following circumstances:

(1) where the effect on stockholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant;

(2) where the costs of voting the proxy are prohibitive; and

(3) in some cases, if the securities are on loan.

V.	Disclosure

A. The Adviser will disclose to the Fund and any other clients in the United States its Proxy Voting Policies and Procedures and provide a copy upon request.

B. The Adviser will provide all necessary information to the Fund, for compliance with its Form N-PX filing on a timely basis.

C. Upon written request from a client, the Adviser will make available a record of how the Adviser voted proxies relating to portfolio securities during the most recent twelve month period ended June 30.

VI.	Records

A. The Adviser will maintain records of all proxies voted.

B. As required by Rule 204-2(c), such records will include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written request for proxy voting records and the Adviser’s written response to any client request for such records.

C. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Adviser.

VII.	Review of Policies and Procedures

These policies and procedures will be subject to review on an annual basis, or more frequently, if deemed appropriate by the Adviser.

VIII.	Effective Date

These Proxy Voting Policies and Procedures of the Adviser are effective as of June 19, 2003.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) A committee of persons associated with the Fund or the Investment Adviser of the Fund (the “Portfolio Management Committee”) is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Below is a table reflecting the information requested for each member of the Portfolio Management Committee:

Name	Title	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee

José Luis Gómez Pimienta	Chief Executive Officer	Since Inception	Mr. Gómez Pimienta has over two decades of experience investing in the Mexican securities market. He has been Chairman of the Board of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C., since 1987 and Chief Executive Officer of the Fund since inception.	Mr. Gómez Pimienta oversees the full operation of the Fund’s Investment Adviser, and any determinations made by the Portfolio Management Committee.

Name	Title	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee

Director (since 1997) and member of the Executive Committee (since 1998) and the Audit Committee (since 2003) of the Bolsa Mexicana de Valores (Mexican Stock Exchange).

Carlos H. Woodworth	Deputy Director	Since 1981	Mr. Woodworth has served on the Board of Directors of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C., and has served as Deputy Director of the Investment Adviser since 1981.	Mr. Woodworth participates in the investment decision-making processes of the Portfolio Management Committee and monitors the trading and reporting activities of the brokerage houses used in connection with the Fund’s investments.

Alberto Osorio	Finance Director	Since 1991	Mr. Osorio currently serves as Finance Director of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C. and has been an employee of the Investment Adviser since 1991.	Mr. Osorio participates in the investment decision-making processes of the Portfolio Management Committee. He also oversees the analysis of financial and quantitative information of equity issuers listed on the Bolsa Mexicana de Valores (Mexican Stock Exchange), and makes recommendations to the Committee regarding purchases or sales of portfolio securities.

Name	Title	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee

Eduardo Solano	Director of Economic Research	Since 1991	Mr. Solano has served as Director of Economic Research of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C. since 1997 and has been an employee of the Investment Adviser since 1991.	Mr. Solano participates in the investment decision-making processes of the Portfolio Management Committee, and also analyzes the Mexican economic environment and its potential impact on the Fund’s portfolio.

Guadalupe Villar	Research Analyst	Since 1998	Ms. Villar serves as research analyst of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C., since 2001 and has been an employee of the Investment Adviser since 1998.	Ms. Villar participates in the investment decision-making processes of the Portfolio Management Committee, and analyzes equity issuers listed on the Bolsa Mexicana de Valores (Mexican Stock Exchange). She also serves as Ssecretary of the Portfolio Management Committee.

(a)(2) Not applicable.

(a)(3) Compensation.

Components of compensation.

All of the individuals identified in the table above in response to paragraph (a)(1) are compensated through a base salary and a variable bonus that is paid in December of each year. There are no deferred compensation or pension/retirement plans. All of the individuals identified in the table above in response to paragraph (a)(1) participate in a stock option plan maintained by the Investment Adviser. Additionally, all members of the Committee are entitled to the use of a company car, owned by Impulsora.

Criteria on which compensation is based.

The base salary of the individuals identified in the table above in response to paragraph (a)(1) is fixed, and is generally adjusted on an annual basis at a rate similar to the inflation rate in Mexico. Experience and level of responsibility held within the Investment Adviser are taken into account in determining the base salary of each individual.

The annual bonus paid to the individuals identified in the table above in response to paragraph (a)(1) is variable, and depends on the annual performance results of the Investment Adviser. The total amount of bonus paid annually equals 40% of the difference between the Investment Adviser’s total income and its fixed costs (operating profit before tax and bonuses). The bonus is distributed in December of each year. Half of the bonus is distributed among all personnel employed by the Investment Adviser, and is paid on the basis of each person’s base salary. The other half of the bonus is distributed among certain “key officers” of the Investment Adviser. All of the individuals identified in the table above in response to paragraph (a)(1), as well as the Systems Manager of the Investment Adviser, are considered “key officers.” The portion of the bonus paid to key officers is determined on the basis of each key officer’s contribution to the performance of the Investment Adviser.

The Investment Adviser has a Compensation Committee whose members are appointed by its Board of Directors. The formula utilized to calculate the annual bonus was adopted by the Compensation Committee and ratified by the Board of Directors of the Investment Adviser. There are no other benchmarks or variables utilized to calculate compensation to the individuals identified in the table above in response to paragraph (a)(1).

(a)(4) Dollar Range of Equity Securities Beneficially Owned.

As of the end of the Fund’s most recently completed fiscal year, October 31, 2007, Mr. Gómez Pimienta was the beneficial owner of $500,001-$1,000,000 of equity securities of the Fund. None of the other individuals identified in the table above in response to paragraph (a)(1) had beneficial ownership of any equity securities of the Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period from April 30, 2007 to October 31, 2007	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1
May 1, 2007 to May 31, 2007	0	0	0	0
Month # 2
June 1, 2007 to June 30, 2007	0	0	0	0
Month # 3
July 1, 2007 to July 31, 2007	0	0	0	0
Month # 4
August 1, 2007 to August 31, 2007	0	0	0	0
Month # 5
September 1, 2007 to September 30, 2007	0	0	0	0
Month # 6
October 1, 2007 to October 31, 2007	1,001,378	$49.76	1,001,378	(A	)

(A)	On September 4, 2007, the Fund offered to repurchase up to 5% of its outstanding shares (total outstanding of 20,027,631) in kind at 99.00% of the Fund’s NAV as of October 3, 2007. The September 2007 Repurchase Offer expired at 5:00 p.m. on September 26, 2007. This Repurchase Offer is part of a fundamental policy of the Fund adopted pursuant to Rule 23c-3 of the Investment Company Act of 1940 to offer to repurchase in kind at least 5% of the Fund’s outstanding shares on an annual basis. For more information, see the Fund’s Annual Report in Item 1.

Item 10.	Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed herewith as Exhibit 99.CERT.

(b) A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith as Exhibit 99.906CERT.

A copy of the Registrant’s Bylaws, which have been amended and restated as of December 4, 2007, is filed herewith as Exhibit (b)(6).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ José Luis Gómez Pimienta
Jose Luis Gómez Pimienta
President and Principal Executive Officer

Date: January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ José Luis Gómez Pimienta
José Luis Gómez Pimienta
President and Principal Executive Officer

Date: January 4, 2008

By*	/s/ Alberto Osorio
Alberto Osorio
Treasurer and Principal Financial Officer

Date January 4, 2008

*	Print the name and title of each signing officer under his or her signature.